EXHIBIT 99.11

                                      AMSC
                             Pro Forma Balance Sheet
               Reflecting Acquisition of Rockwell's MCSS Business
                                 (in thousands)

                            Historical Balance Sheets

                                                                                                         Pro Forma
                                                        AMSC           MCSS                              Combined
                                                       as of           as of        Pro Forma             Income
                                                       9/30/96        9/30/96      Adjustments           Statement

Assets

Current Assets:
    Cash and cash equivalents                           2,388             -                              2,388
    Short-term investments                              1,000             -                              1,000
    Inventory                                          39,960         6,065           (6,065) a         39,960
    Accounts receivable-trade                           7,043           922             (922) b          7,043
    Other current assets                                1,482           355            9,538  a         11,377
                                                                                        (355) b
                                                            -             -              357  c
                                                       ------        ------            -----            ------
    Total current assets                               51,873         7,342            2,553            61,768

Property and Equipment in Service, net                274,758             -                            274,758

Deferred Charges and Other Assets, net                 16,298             -             (381) c         15,917
                                                       ------        ------            -----            ------

    Total Assets                                   $  342,929      $  7,342         $  2,172        $  352,443
                                                   ==========      ========         ========        ==========

Liabilities and Stockholders' Equity

Current Liabilities:
    Accounts payable and accrued expenses              51,739         6,447           (1,437) d         56,749
    Accrued warranty reserves                               -         5,798           (5,298) d            500
    Accrued restructuring charges                           -        13,396          (13,396) e              -
    Deferred revenue                                        -         2,326           (1,799) d            527
    Current portion of negative goodwill                    -             -              696  f            696
    Obligations under capital leases due
       within one year                                  4,245             -                -             4,245
    Obligation to related party for equipment
       financing                                        6,297             -                -             6,297
    Current portion of long-term debt                  11,113             -                -            11,113
                                                       ------        ------            -----            ------

    Total current liabilities                          73,394        27,967          (21,234)           80,127

Long-term Liabilities:
    Obligations under Term Loan Facility               77,000             -                -            77,000
    Capital lease obligations                           3,566             -                -             3,566
    Long term portion of negative goodwill                  -             -            2,781  f          2,781
                                                      -------        ------           ------            ------

    Total liabilities                                 153,960        27,967          (18,453)          163,474
                                                      =======        ======          =======           =======

Stockholders' Equity:
    Preferred stock, par value $0.01;
       no shares issue                                      -                                                -
    Common stock, voting, par value $0.01                 251                                              251
    Additional paid-in capital                        451,178                                          451,178
    Common stock purchase warrants                     23,848                                           23,848
    Unamortized guarantee warrants                    (18,000)                                         (18,000)
    Accumulated Deficit                              (268,308)                                        (268,308)
                                                     ---------                                        --------

    Total stockholders' equity                        188,969       (20,625)          20,625  g        188,969
                                                      -------       --------          ------           -------

    Total liabilities and stockholders' equity     $  342,929      $  7,342         $  2,172         $ 352,443
                                                   ==========      ========         ========         =========


Pro forma Adjustments:

a) Purchase accounting adjustment based on APB 16 to record the value of inventory to be received as part of the Asset Sale Agreement.
b) To reverse assets that do not transfer to AMSC as part of the Asset Sale Agreement.
c)  To adjust  certain  accounts  receivable  due AMSC  from  Rockwell.
d)  To adjust liabilities for purchase accounting  adjustments based on APB 16.
e) To reverse accrued restructuring charges recorded by Rockwell to cover the write-down of inventory and fixed assets to net realizable value and to fulfill its obligations under the Asset Sale Agreement with AMSC.
f) To record negative goodwill arising from purchase accounting adjustments made based on APB 16.
g)  Net impact of purchase accounting adjustments.

                                      AMSC
                           Pro Forma Income Statement
               Reflecting Acquisition of Rockwell's MCSS Business
                     (in thousands, except per share data)


                          Historical Income Statements

                                                                            Pro Forma
                                     AMSC         MCSS                      Combined
                                  Year Ended   Year Ended  Pro Forma        Income
                                   12/31/95      9/30/96   Adjustments      Statement
                                   --------      -------   -----------      ---------

Revenue                               6,873        9,769                     16,642
                                                            (14,200) a
Cost of Sales                             -       35,749     (3,198) b       18,351
                                     ------     --------    --------         ------

 Gross Margin                          6,87      (25,980)    17,398          (1,709)


Operating Expenses:
   Engineering operations            18,839            -                     18,839
   Research and development               -        1,599                      1,599
   Sales and marketing               25,908        6,168                     32,076
   General and administrative        21,409        3,146                     24,555
   Depreciation and amortization     11,218            -                     11,218
   Restructuring Charge                   -       22,130    (22,130) a            -
                                     ------       ------    --------         ------

   Total Operating Expenses          77,374       33,043    (22,130)         88,287

Loss from Operations                (70,501)     (59,023)    39,528         (89,996)

Interest and Other Income             4,500           67        696  c        5,263
Interest Expense                       (916)           -          -            (916)
                                  ----------   ----------  --------       ----------

Net Loss                          $ (66,917)   $ (58,956)  $ 40,224       $ (85,649)
                                  ==========   ==========  ========       ==========


Loss Per Share of Common Stock       ($2.69)      ($2.37)     $1.62          ($3.44)

Weighted-Average Common Shares
 Outstanding During Period (000's)   24,900       24,900     24,900          24,900


Pro forma Adjustments:

  a) To reverse restructuring charges recorded by Rockwell to cover the write-down of inventory and fixed assets to net realizable value and to fulfill its obligations under the Asset Sale Agreement with AMSC.

  b) To reverse depreciation recorded by Rockwell that will not be incurred by AMSC due to the write-down of all fixed assets acquired to zero in allocating the purchase price to assets acquired.

  c) To reflect the amortization of negative goodwill, over five years, arising from the acquisition of net assets.

                                      AMSC
                           Pro Forma Income Statement
               Reflecting Acquisition of Rockwell's MCSS Business
                     (in thousands, except per share data)

                          Historical Income Statements

                                                                                   Pro Forma
                                     AMSC            MCSS                           Combined
                                  9 months        9 months        Pro Forma          Income
                               ended 9/30/96   ended 9/30/96     Adjustments       Statement
                               -------------   -------------     -----------       ---------

Revenue                               18,523           5,603                          24,126
                                                                     (14,200) a
Cost of Sales                         23,116          28,486          (2,399) b       35,004
                                      ------          ------          ---------       ------

   Gross Margin                       (4,593)        (22,883)         16,599         (10,878)


Operating Expenses:
   Engineering operations             23,258               -                          23,258
   Research and development                -           1,153                           1,153
   Sales and marketing                18,048           4,669                          22,717
   General and administrative         13,635           2,378                          16,013
   Depreciation and amortization      32,975               -                          32,975
   Restructuring Charge                    -          22,130         (22,130) a            -
                                      ------          ------         ----------       ------

   Total Operating Expenses           87,916          30,330         (22,130)         96,116

Loss from Operations                 (92,509)        (53,213)         38,729        (106,994)

Interest and Other Income                485              51             522  c        1,058
Interest Expense                     (11,364)              -               -         (11,364)
                                    --------        --------        --------       ---------

Net Loss                          $ (103,388)      $ (53,162)       $ 39,251      $ (117,300)
                                  ===========      ==========       ========      ===========


Loss Per Share of Common Stock        ($4.13)         ($2.12)          $1.57          ($4.69)

Weighted-Average Common Shares
   Outstanding During Period (000's)  25,024          25,024          25,024          25,024


Pro forma Adjustments:

  a) To reverse restructuring charges recorded by Rockwell to cover the write-down of inventory and fixed assets to net realizable value and to fulfill its obligations under the Asset Sale Agreement with AMSC.

  b) To reverse depreciation recorded by Rockwell that will not be incurred by AMSC due to the write-down of all fixed assets acquired to zero in allocating the purchase price to assets acquired.

  c) To reflect the amortization of negative goodwill, over five years, arising from the acquisition of net assets.

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